UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - May 1, 2020

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 24.15 per share	CB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 1, 2020, Chubb Limited (“Company” or “Chubb”) announced that Paul B. Medini, Chief Accounting Officer and principal accounting officer of the Company, intends to retire. Mr. Medini will step down from the roles of Chief Accounting Officer and principal accounting officer effective May 1, 2020, but will remain with the Company until August 2020 to assist with transition and related matters. Mr. Medini has served as Chief Accounting Officer of Chubb since October 2003.

(c) The Company announced it has appointed Annmarie Hagan as Vice President, Chubb Group and Chief Accounting Officer effective May 1, 2020. In this role, she will serve as the Company’s principal accounting officer.

Ms. Hagan, age 59, has more than 35 years in insurance, accounting and financial management. She has served as Global Controller of Chubb since 2016. She joined the Company’s Combined Insurance business in 2014 as Senior Vice President in operations and finance. Earlier in her career, from 1999 to 2001, she also served as a Vice President in finance with Chubb. Prior to rejoining the Company in 2014, Ms. Hagan served in executive leadership positions, including Chief Financial Officer for Cigna Corp. and Chief Operating Officer and President of the Specialty Businesses at WellPoint Inc., a health insurance provider (now Anthem). Ms. Hagan holds a Bachelor of Science degree in Accounting and Finance from Drexel University.

Item 7.01	Regulation FD Disclosure

On May 1, 2020, the Company issued a press release announcing the appointment of Ms. Hagan as Chief Accounting Officer and retirement of Mr. Medini. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, Dated May 1, 2020, announcing the appointment of Annmarie Hagan as Chief Accounting Officer and the retirement of Paul Medini

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chubb Limited

By:	/s/ Philip V. Bancroft
Philip V. Bancroft
Executive Vice President and Chief Financial Officer

DATE: May 1, 2020